                                                                   EXHIBIT 10.19

                                  BILL OF SALE

         Poly Circuits, Inc., an Illinois corporation ("Seller"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to AM-Wave, LLC, an Illinois limited liability company ("Purchaser"), those items of equipment which are listed on the schedule attached to this Bill of Sale as Exhibit A and which are located at the premises commonly known as 475 Industrial Drive, West Chicago, Illinois (the "Equipment").

         Seller hereby represents and warrants to Purchaser that Seller is the absolute owner of such Equipment, that such Equipment is free and clear of all liens and encumbrances, and that Seller has full right, power and authority to sell such Equipment and to make this Bill of Sale. ALL OTHER WARRANTIES, INCLUDING ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY, ARE HEREBY EXCLUDED.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale effective as of the 28 day of January, 2004.

SELLER:

Poly Circuits, Inc.,
An Illinois corporation

By: /s/ Joe Turek
   ---------------------
Title: Joe Turek

                                    EXHIBIT A

                                    EQUIPMENT

                                    Appraisal

                                  M-Wave, Inc.
                              475 Industrial Drive
                             West Chicago, Illinois

                              Machinery & Equipment

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
                  Fabrication Department - 1st Floor

     1      1-    Excellon Model Mark VI-E480 5-Spindle Circuit Board Drilling
                  Machine, S/N 5133, (1992); with CNC; 6-Control; 18" x 24"
                  Capacity; Air Operated; Granite Bed

     2      1-    Excellon Model Mark VI-E480 5-Spindle Circuit Board Drilling
                  Machine, S/N 5132, (1992); with CNC; 6-Control; 18" x 24"
                  Capacity; Air Operated; Granite Bed

     3      1-    Excellon Model Mark V 4-Spindle Circuit Board Drilling
                  Machine, S/N 735-R; with 18" x 24" Capacity; with Tool
                  Changer; Excellon CNC; 6-Control; Air Operated; Granite Bed

     4      1-    Excellon Model Mark V 4-Spindle Circuit Board Drilling
                  Machine, S/N 731 -R; with 18" x 24" Capacity; with Tool
                  Changer, Excellon CNC; 6-Control; Air Operated; Granite Bed

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
     5      1-    Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                  Driller/Router, S/N 4529, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

     6      1-    Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                  Driller/Router, S/N 4521, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

     7      1-    Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                  Driller/Router S/N 4528, (1995); with Excellon CNC 6-
                  Control; 18" x 24" Capacity; Air Operated; Granite Bed

     8      1-    Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                  Driller/Router, S/N 4522, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

     9      1-    Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                  Driller/Router, S/N 4519, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

    10      1-    Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                  Driller/Router, S/N 4520, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

    11       1-   Excellon Model Mark VI-E D/R230 5-Spindle Circuit Board
                  Driller/Router, S/N 6417, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    12      1-    Excellon Model Mark VI D/R230 5-Spindle Circuit Board
                  Driller/Router, S/N 6333, (1995); with Excellon CNC 6-Control;
                  18" x 24" Capacity; Air Operated; Granite Bed

    13      1-    Excellon Model Concept 4-208 4-Spindle Circuit Board Drilling
                  Machine, S/N 1354, (1996); with Excellon CNC 7-Control;
                  Granite Bed

    14      1-    Excellon Model Concept 4-208 4-Spindle Circuit Board Drilling
                  Machine, S/N 1355, (1996); with Excellon CNC 7-Control;
                  Granite Bed

    15      1-    Excellon Model Concept 1 230 Single Spindle Circuit Board
                  Drilling Machine, S/N 2551, (1995); with Excellon CNC
                  7-Control; 18" x 24" Capacity; Air Operated; Granite Bed

    16      1-    ESI Model 100MC Smart Single Spindle Circuit Board Drilling
                  Machine, S/N MD060, (2001); with PC Control; 18" x 24"
                  Capacity; Manual Tool Change

    17      1-    Anita Industries, Inc. Model Proscore L02N Scoring Machine,
                  S/N 1-L02N-006-J064; Computer Control; 30" Capacity

    18      1-    APS Model PWB-16 Plasma Machine, S/N 263, (2001); 16-Panel;
                  with IBM PC Control; Advanced Energy Model PEII10K Power
                  Supply; Equipped with Stokes Vacuum Pump System (Used for
                  De-Smear Edge Back for Circuit Boards)

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    19      1-    Barnaby Model 802F Stack Master Circuit Board Driller/Pinner,
                  S/N 4766; 36" Capacity; 2 Vacuum Hoses; Bench Top

    20      1-    Radoll Model 035 Bevelmate Beveller

                  Total Fabrication Department - 1st Floor:

                  LABORATORY DEPARTMENT

    21      2-    Buehler Model Ecomet 4-Variable Speed Grinders/Polishers
                  Each Value: $1,750/$2,250

    22      1-    Lot Consisting of:
                  Hamilton Industries Fume Hood with Fisher Scientific Model 610
                  Portable PH Meter

    23      1-    Varian Model Spectra 220 Atomic Absorption Spectrometer

    24      1-    Precision 1300-Watt Bench Laboratory Oven, S/N 602011485

    25      1-    Ram Optical Instrumentation Model OMIS III Optical Inspection
                  Machine, S/N 501024-98-607; 18" x 24" Capacity; on Granite
                  Surface Plate; PC Control with (2) Monitors

    26      1-    Lot Consisting of Miscellaneous Equipment Including Bench
                  Drill; Microscopes; (6) Workstations with Desks; Lights;
                  Illuminated Inspection Equipment; Laboratory Furniture and
                  Fixtures; etc.

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    27      1-    Roper Whitney Model 29 Kick Press, S/N 2781-8-73

    28      1-    Kenco Industries Model 600 Omega Meter; with Microprocessor
                  Control

                  Total Laboratory Department:

                  ELECTRICAL TEST ROOM

    29      1-    TTI Grid Bare Board Testing Machine, S/N U01517, (2001);
                  Testing Area 20" x 27"; Can Test Single and Double Sided; with
                  PC Control

    30      1-    Microcraft Corp. Model ELH6146S Flying Probe Electrical Test
                  System, S/N A3966400, (2000); with Emma Moving Probe Tester;
                  PC Control

    31      1-    Microcraft Corp. Model EM5141 Flying Probe Electrical Test
                  System, S/N B4695400, (2001); with Emma Moving Probe Tester;
                  PC Control

    32      1-    Orbotech Model SK-75 AOI Automatic Optical Inspection Tester,
                  S/N SR1336, (2001); with PC Control; Orbo Tech Power
                  Conditioner; 24" x 24" Capacity

    33      1-    Lot Consisting of Miscellaneous Equipment Including Personal
                  Computers; Desks; Illuminated Visual Test Station; File
                  Cabinets; etc.

                  Total Electrical Test Room:

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
                  IMAGING SCREENING DEPARTMENT

    34      1-    Olec Model LT1 Digital Core Punch, S/N 17122, (2001); Table
                  Size 44" x 48"; with PC Control; 4-Station

    35      1-    Jeol Model JSM-820 Scanning Microscope, S/N SNM 11 0024-1 26;
                  with Microscope; Control Panel; Tracor Northern PC Control

    36      1-    Grieve Model AB-500 Electric Oven, S/N 350094; 300 Degrees F
                  Max. Temperature; Dimensions 42" x 42" X 36" High

    37      1-    Grieve Model AB-500 Electric Oven, S/N 350092; 300 Degrees F
                  Max. Temperature; Dimensions 42" x 42" x 36" High

    38      1-    Colight Model DMVL-1630W/C Exposure Unit, S/N 7409-422, (2001)

    39      1-    Coates ASI Model Ninety 25 Series Developer; with Control
                  Panel; 24" Capacity; Unit Equipped with Nubal Stackman
                  Stacking System

    40      1-    Olite Model Olec Exposure System; 25" x 30" Capacity; Olix
                  AI21 Light Integrator; Olite Model 53 Power Supply

    41      1-    Colight Model UV36-CEI UV Curing Oven, S/N 7336-336, (1995);
                  Equipped with Heater; Blower Unit; Conveyor Type; 38" Width
                  Capacity

    42      1-    Grieve Model AB-500 Electric Oven, S/N 350493; 350(degree)F
                  Maximum Temperature; Dimensions 42" x 42" x 36" High

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    43      1-    Miscellaneous Equipment in Electrical Test Department Area
                  Consisting of: work Tables; Carts; Illuminated Work Tables;
                  Hydrobooth Screen Spray Sink; Screen Stacker; etc.

    44      1-    Minuteman Model 200X Floor Scrubber

    45      1-   Lot of Coates/ASI Line Consisting of: Anita Model H0311 Dryer;
                  Coates/ASI 2-Chamber Rinse with Airknife; Research Inc. Reflow

    46      1-    Lantronic Model 207 Vertical Hot Air Solder Leveler Unit; with
                  Allen Bradley Microprocessor Controls; Stainless Steel
                  Exterior

    47      1-    Lot Consisting of Wesero Preposit Model Micro AT2-18" Etch
                  Line; S/N 29418 (1994)

    48      1-    IPS Fluxer, S/N AG02002
                  Total Imaging Screening Department: WET PROCESS DEPARTMENT

    49      1-    Lot Consisting of Trionetics Inc. Waste Water Treatment/Water
                  Filtration System, to Include:

                  Delkaliser Unit; Water Softener Unit; Brine Tank; Carbon
                  Column; Ion Exchange Unit with (2) Column Tanks; Final
                  Polishing Column; Belco Large Reverse Osmosis Water Storage
                  Tank; Belco Recycled Water Storage Tank; Sterilizer Unit; Main
                  Control Panel; Underground Are (7) Large Storage Tanks (2001)

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    50      2-    700-Gallon Plastic Storage Tanks Each Value: $250/$350

    51      1-    Lot Consisting of Trionetics 96" Wide Completely Automatic
                  Copper Plating Line, with (42) Stations; (26) Rectifiers;
                  Steel. Tanks (2) Overhead Computer Controlled Hoists;
                  Trionetics Control; Control Panel; PC with Monitor (2001)

    52      1-    Lot Consisting of Dalux CF Series, Interlayer DES Line, with
                  Alkaline Etch System; 30" Wide Conveyor; with Stations to
                  Develop; Rinse; Etch; Ammonia Rinse; Strip; Cool; Heat Unit
                  (2001)

    53      1-    Coates ASI Model Resist Stripper Line; with 24" Conveyor;
                  Water Rinse Clean Line with 24" Conveyor

    54      1-    ASI (Coates Group) Microetch Line; with Water Rinse Tanks; 24"
                  Wide Conveyor

    55      1-    Anita Industries, Inc. Model T0100 Crimson Microetch Line;
                  with (8) Tanks/Stations; with Water Rinse Stations;
                  Reactivator Station; Converter Station; Enhancer Station;
                  Stabilizer Station; with Dayton 1/2-Ton Overhead Hoist on
                  Rail

    56      1-    Custom Made by Poly Circuits Solder Strip and Tin Dip Line;
                  (7) Dip Stations; (3) Rinse Stations

    57      1-    Dalux Equipment America Ltd. Model CF Series Akaline Etch
                  System, (2001); 30" Wide Conveyor

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------

    58      1-    Dalux Equipment America Ltd. Model CF Series Micro Etch Line;
                  Consisting of: Micro Etch Spray Tanks; Water Rinse Tanks;
                  Cooling Tank; Heating Tank; 30" Wide Conveyor; Control Panel
                  (2001)

    59      1-    ASI Scrubber; Equipped with Top Brush; High Pressure Rinse;
                  24" Wide Conveyor; Water Suction; Heat Dryer and Blower

    60      1-    Eidschun Model E40 Nickel/Gold Plating Line, S/N 101454,
                  (2002); (21) Stations/Tanks; Rectifiers

    61      1-    Grieve Model AB-500 Electric Oven, S/N 350495; with
                  300 degrees F Max. Temperature

    62      1-    Stutz Products Corp. 5-Station Rinse Line

    63      1-    11-Station Stripping/ Rinse Line

    64      1-    Anita Industries, Inc. Model H01B High Pressure Rinser/ Dryer;
                  with 30" Wide Conveyor

    65      1-    Unifab 15-Station Tin Dip Line; with Tin and Water Rinse
                  Stations

    66      1-    Custom Made 4-Station Water Rinse Line; with Filters

    67      1-    Lot Consisting of Manual 40-Station Silver/Golf/Nickel/Zinc
                  Plating Line; Immersion Type; Equipped with (3) 1/2-Ton Dayton
                  Hoists

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    68      1-    PMC Model 54"X42"X60" CFTO Walk-in Bake Oven, S/N 4-305-E-3

                  Total Wet Process Department:

                  MULTI-LAYER BONDING DEPARTMENT

    69      1-    IMP 100-Ton Hydraulic Circuit Board Laminating Press, S/N
                  20467, (1991); with 20" x 26" Platen Size; 13" Stroke; 4" x 3"
                  Opening; Allen Bradley Controls

    70      1-    TMEL, 100-Ton Hydraulic Circuit Board Laminating Press, S/N
                  20605, (1992); with 20" x 26" Platen Size; 13" Stroke; 4" x
                  3-3/4" Opening; Allen Bradley Controls

    71      1-    TMP Model HVP 100-Ton Hydraulic Circuit Board Laminating
                  Press, S/N 21761,(1999); with 20" x 26" Platen Size; 13"
                  Stroke; 4" x 3-3/4" Opening; GE Fanuc Controls

    72      1-    Roper Whitney Model PH52A Shear, S/N 37141-81; with 16-Gallon
                  x 52" Capacity

    73      1-    Anita Industries, Inc. Model L53AA Loader/Unloader Oven Cart;
                  Electrically Operated; on Rail; (8) Boards Capacity

    74      1-    Anita Industries, Inc. Model L54AA De-Pinner Machine, S/N
                  L54AA-001 -N0906

                  Total Multi-Layer Bonding Department:

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
                  BREAKDOWN AREA

    75      1-    Lot Consisting of Rolling Conveyor; Small Jib Cranes; Punching
                  Machine; Tadco PC 5000 Pin Cleaners; Edgemate Multilayer
                  Slitter; Desks; PC; Steel Rack; etc.

                  Total Breakdown Area:

                  SHIPPING RECEIVING AREA

                  Total Shipping Receiving Area:

                  UPSTAIRS INSPECTION AREA

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    82      1-    Microdek Model DEK249 Solder Screening Machine, S/N Not
                  Available

    83      1-    Ceco Model 630 Copper Clad Peel Tester

    85      1-    Lot Consisting of Upstairs Inspection Room, to Include: (10)
                  Inspection Work Stations; Small Bench Top Jet Drill Press;
                  Work Benches; PCB Storage Racks; Desks; Chairs; Shop Carts;
                  Personal Computers; Inspection Related Equipment; Microscopes;
                  Illuminated Surface Tables; Magnifying Light Lamps; Fireproof
                  Cabinets; Belt Sander; Arbor Presses; etc.

    88      1-    Anita Industries, Inc. Rinser Machine; with 18" Conveyor;
                  Water; Dryer; Filter; High Pressure

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    89      1-    Anita industries, Inc. Model H1CB/Dryer Machine

    93      1-    TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                  Press, S/N 21895, (2000); with (6) Openings; 32" x 32"
                  Platens; 24" Stroke; Allen Bradley Controls

    94      1-    TMP 10-Ton Cooling Press, (2001); (6) Cooling Stations; 32" x
                  32" Platens

    95      1-    TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                  Press, S/N 21954, (2001); with (6) Openings of 32" x 32"
                  Platens; 24" Stroke; Allen Bradley Controls

    96      1-    TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                  Press, S/N 21954, (2001); with (6) Openings of 32" x 32"
                  Platens; 24" Stroke; Allen Bradley Controls

    97      1-    TMP 10-Ton Cooling Press; (6) Cooling Stations; 32" x 32"
                  Platens

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
    98      1-    TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                  Press, S/N 21954, (2001); with (6) Openings of 32" x 32"
                  Platens; 24" Stroke; Allen Bradley Controls

    99      1-    TMP 100-Ton Multilayer Hydraulic Circuit Board Laminating
                  Press, S/N 20772, (1994); with (6) Openings of 26" x 26"
                  Platens; 13" Stroke

   100      1-    TMP Multilayer Press Loader; with (6) Loading Stations; on
                  Wheels on Rails; TMP Pendant Control; with (6) Station
                  Loader on Wheels; (3) Loading Carts

   102      1-    Jet Bench Drilling/Milling Machine

   103      1-    Lot Consisting of Upstairs Office Workstation to Include: File
                  Cabinets; Desk; Chairs; Personal Computer; Printer; Lateral
                  File Cabinets; 2-Door Steel Cabinets

   104      1-    Lot Consisting of Cafeteria to Include: Microwave Ovens;
                  Refrigerator; Lockers; Vending Machines; TV; etc.

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
   111      1-    Lot Consisting of CAD Room, to Include: (14) Partitioned Work
                  Stations; Desks; Chairs; PCs; File Cabinets; Credenzas; Also
                  Conference Table 3' Wide x 8' Long with (6) Chairs; Canon
                  AP6050 Copier; HP Laser Printer; etc.

                  Total Upstairs Inspection Area:

                  IMAGING DEPARTMENT

   113      1-    Colight Model DMVL-1630/WC Exposure Machine, S/N 7409-421,
                  (2001)

   114      1-    Colight Model DMVL-1630 Exposure Machine, S/N 7409-1080,
                  (1995)

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------

   115      1-    Morton Model CSL1500C Cut Sheet Laminating Machine; with
                  Morton International Controls; Dynachem Model 800 Hot Roll
                  Pre-Heater

   116      1-    Dynachem Model 724 Vacuum Laminator/Vacuum Applicator; with
                  Dynachem Vacuum Indicator Readout Control

   117      1-    Dupont Riston Model LC-2400 Manual Laminator

   119      1-    Mitutoyo Microscope; with 2-Axis Digital Readout; Equipped with Merlin Keyboard and Control

   120      1-    Teaneck Model L1250 Fast Draw Vacuum System Exposure Machine;
                  with Olec Model L1250 Lamp

   121      1-    Glenbrook Ammonia Exposing Machine

   123      1-    Lot Consisting of: First Eiesa Model RP208-NT Developer; with
                  Glunz & Jensen Plotter with Roller Conveyor Joining Both
                  Machines

   124      1-    ASI 24" 4-Station Developer; Feed Thru by Roller Conveyor

   125      1-    Resco Products Co. Model Jet Scrubber RPHP Pumice Scrub
                  Machine, S/N 2RE010715664, (2001)

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
   126      1-    CMI Model CMI-960 Plating Thickness Gauge, S/N 810996; Plating
                  Thickness Measurement System

   127      1-    CMI Model CMI-909 Plating Thickness Gauge, S/N 00937; Plating
                  Thickness Measurement System

                  Total Imaging Department:

                  COMPRESSOR ROOM

   128      1-    Kaeser Model DSD125 125 hp Air Compressor, (2002); with Sigma
                  PC Control

   129      1-    Kaeser Model KRD Series Dryer, (2002)

   130      1-    Sullair Model 16BS-75H 75 hp Skid Mounted Screw Type Air
                  Compressor, S/N 003-83208

   131      1-    Jet Edge Model 55-50B Water Jet Cutting Machine, S/N 12342,
                  (1999); with Accuchiller Thermocare Chilling Unit (Machine
                  Disassembled)

   132      1-    Spencer Model 30104E3 25 hp Vacuum Producer, S/N 312004; with
                  Spencer Bag Separator

   133      1-    Chill Process Pump Control Unit; with Control Panel; (4)
                  Motors and Pumps

   134      1-    Kaeser Model Sigma Profile CS90 90 hp Air Compressor;
                  45,279-Hours at Time of Inspection (Not In Service)

   135      1-    Craftsman Model LT1000 Riding Mower

DOVEBID

APPRAISAL -M-WAVE, INC.
         WEST CHICAGO, ILLINOIS

Item #    Qty.                   Effective Date: October 9, 2003
------    ----    --------------------------------------------------------------
                  Total Compressor Room:

                  RECEPTION AREA

   139      1-    Lot Consisting of Miscellaneous Items Found Throughout the
                  Building, to Include:.

                  Desks; Chairs; File Cabinets; 2-Door Steel Cabinets; Punching
                  Machine; Steel Racks on Wheels; etc.

                  Total Reception Area:

         TOTAL APPRAISED VALUES-
         M-WAVE, INC.
         475 INDUSTRIAL DRIVE
         WEST CHICAGO, ILLINOIS

DOVEBID

EQUIPMENT RETAINED BY M-WAVE

Item #    Qty.    Description
SHIPPING AND RECEIVING:
    76      10    Pallet Racks
    77       1    Misc

UPSTAIRS INSPECTION AREA:

    78       1    TTI testing machine
    79       1    Utron tesing machine
    80       1    TTI testing machine
    81       1    TTI testing machine
    84       1    ESM Coordinate measuring
    86      70    Steel storage carts
    87       1    Trace testing machine
    91       1    Heat shrink machine
    92       1    Heat shrink machine
   101       1    Heat shrink machine
   105       1    Misc office
   106       1    Computer room
   107       1    Lot work area
   108       3    Executive office desks
   109       1    Lot work area
   110       1    Lot work area
   112       1    Lot conference room

 IMAGING:
   118       1    Orbotech Power Conditioner
   122       1    Orbotech LDI

 DOCK:
   136       1    Clark fork lift
   137       1    Clark fork lift

RECEPTION AREA:

   138       1    Lot of furniture

                  Total retained by M-Wave

                  Total Dove Appraisal

                  Less M-Wave retained equipment